                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                               FORM 8-K

                             CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             August 10, 1998
                             ---------------
                             Date of Report
                    (Date of Earliest Event Reported)


                   NET TELECOMMUNICATIONS, INCORPORATED
         (Exact Name of Registrant as Specified in its Charter)


     Nevada                33-2279-D            87-0297202
(State or other     (Commission File No.) (IRS Employer I.D. No.)
  Jurisdiction)


                   101 Convention Center Drive, #P125
                         Las Vegas, Nevada 89129
                  (Principal Executive Office Address)

                     Registrant's Telephone Number,
                  Including Area Code: (702) 734-1160

                     Registrant's Facsimile Number,
                   Including Area Code: (702) 734-3883



                                   N/A
      (Former Name or Former Address if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.

          None; not applicable.

Item 2. Acquisition or Disposition of Assets.

          None; not applicable.

Item 3. Bankruptcy or Receivership.

          On August 10, 1998, Net Telecommunications, Inc., a Nevada corporation (the "Company"), filed a petition in bankruptcy in the U.S. Bankruptcy Court for the Southern District of Nevada. The case was designated Case No. 98-27052LBR. On the same date, NTI Telecom, Inc., the Company's wholly-owned subsidiary, filed a petition in bankruptcy in the same Court. That case was designated Case No. 98-27053LBR. Both petitions were filed under Chapter 11 of the U.S. Bankruptcy Code.

Item 4. Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5. Other Events.

          None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

          None; not applicable.

Item 7. Financial Statements and Exhibits.

          (a)  None; not applicable.

          (b)  None; not applicable.

          (c)  Exhibits.

               None; not applicable.

Item 8. Change in Fiscal Year.

          None; not applicable.

                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NET TELECOMMUNICATIONS,
                                                  INCORPORATED

Date: 8-13-98                                      /s/ Michael W. Gorts
     -----------                                  -----------------------
                                                  Michael W. Gorts
                                                  President